                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Valrico Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 APRIL 26, 2001

         The annual meeting of the shareholders of Valrico Bancorp, Inc. (the "Company") will be held on April 26, 2001 at 5:00 p.m. (local time), at the main office of Valrico State Bank, 1815 State Road 60 East, Valrico, Florida 33594, for the sole purpose of considering and acting upon the following:

1. To elect as Directors the nine (9) persons who are listed in the attached proxy statement.

2. To ratify the appointment of Rex Meighen & Company as the Company's independent auditors.

3. To transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors currently knows of no other business to be presented by or on behalf of the Company.

         The Board of Directors has fixed March 30, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. The Directors and Officers of the Company and its wholly-owned subsidiary, Valrico State Bank (the "Bank"), will be present at the annual meeting to answer your questions.

                                        By order of the Board of Directors




April 6, 2001                           J.E. "Bob" McLean, III
                                        Chairman, President & CEO
                                         of Valrico Bancorp, Inc.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR EXECUTED PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE ANNUAL MEETING OF SHAREHOLDERS BY NOTIFYING THE SECRETARY OF THE COMPANY AT, OR PRIOR TO THE MEETING, OF YOUR INTENTIONS OR BY EXECUTING A SUBSEQUENTLY DATED PROXY. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                     VALRICO BANCORP, INC. - PROXY STATEMENT

                               GENERAL INFORMATION

         This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders of Valrico Bancorp, Inc., to be held on April 26, 2001 , at the main office of Valrico State Bank located at 1815 East State Road 60, Valrico, Florida 33594 at 5:00 p.m. (local time) (the "Meeting") and all adjournments thereof.

         Valrico Bancorp, Inc. (the "Company") is a registered bank holding company of which Valrico State Bank (the "Bank") is a wholly owned subsidiary.

         THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS (HEREINAFTER SOMETIMES REFERRED TO AS "MANAGEMENT") OF THE COMPANY. All costs associated with the solicitation will by borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

         This proxy statement and the enclosed form of proxy are being first sent or delivered to the Company's shareholders on approximately April 6, 2001.

         The Meeting has been called for the purpose of: (i) electing nine (9) directors to serve until the next annual meeting of shareholders; (ii) ratifying the appointment by the Board of Directors of the firm of Rex Meighen & Company as independent auditors of the Company for the current fiscal year; and (iii) considering such other matters as may properly come before the Meeting.

                        VOTING AND REVOCATION OF PROXIES

         The names and addresses of Management's designated Proxy Committee are:

         NAME                               ADDRESS
         ----                               -------

         J.E. McLean, III          P.O. Box 500, Valrico Florida 33595-0500
         Jerry L. Ball             P.O. Box 849, Valrico Florida 33595-0849

         All shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the annual meeting by filing a written notice with the Secretary of the Company, or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of the Company, 1815 East State Road 60, Valrico, Florida 33594. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the annual meeting and does not wish to have his proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below, for each other proposal set forth in this Proxy Statement for consideration at the Meeting, and in the best judgment of the Board of Directors of the Company on any other matters which may properly come before the meeting.

                                VOTING PROCEDURES

         A quorum of shareholders must exist for the annual meeting to be held. A quorum consists of a majority of shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

         The nine nominees for director who receive the largest number of votes cast "For" will be elected as directors. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the election.

         The proposal to ratify the appointment of Rex Meighen & Company as independent auditors of the Company for its current fiscal year requires for approval that the votes cast for the proposed action exceed the votes against the proposed action. Therefore, abstentions and broker non-votes will have no impact on the outcome of this proposal.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The shareholders of record at the close of business on March 30, 2001 are entitled to one vote for each share then held. As of March 30, 2001, the Company had 304,224 shares of common stock, without par value, issued, outstanding and entitled to vote.

         All Directors and Executive Officers of the Company as a group (comprised of 10 individuals), beneficially held 175,376 shares of the Company's Common Stock as of March 30, 2001, representing 57.65% of the outstanding Common Stock of the Company.

         Management of the Company is not aware of any person who owns, beneficially or of record, more than five percent (5%) of the Company's outstanding common stock except as set forth below. Each of the persons named in the following table possesses sole voting and investment power, except as otherwise shown in the footnotes to the following table.

----------------------------      ----------------------------------------
                                             NUMBER OF SHARES
NAME AND ADDRESS                           AND PERCENT OF CLASS
----------------------------      ----------------------------------------
LeVaughn Amerson(1)
3512 N. Young Road                            33,703 (10.91%)
Plant City, Florida 33566
----------------------------      ----------------------------------------
C. Dennis Carlton

7414 Commerce Street                          30,878 (10.00%)
Riverview, Florida 33569
----------------------------      ----------------------------------------
Douglas A. Holmberg(2)
1321 N. Valrico Road                          34,010 (11.01%)
Valrico, Florida 33594
----------------------------      ----------------------------------------
Linda L. Amerson(3)
3512 N. Young Road                            29,000 (9.58%)
Plant City, Florida 33566
----------------------------      ----------------------------------------

(1)      Includes beneficial ownership of 29,000 shares with his spouse, Linda
         L. Amerson.
(2) Includes 100 shares owned by his spouse, as to which Mr. Holmberg disclaims beneficial ownership.
(3) Includes beneficial ownership of 29,000 shares with her spouse, LeVaughn Amerson.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of nine (9) members, each of whom stands for election each year at the annual meeting. The Bylaws of the Company provide that the Board of Directors shall consist of not less than five (5) members, with the number of directors to be fixed by the Board of Directors of the Company. The Board has fixed the number of Directors at nine. There are no arrangements or understandings between the Company and any director pursuant to which any such person will be elected. The Board of Directors, serving as a nominating committee of the whole, has nominated the persons set forth below, all of whom are current Directors, to stand for reelection. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

         The following table sets forth for each of the nominees for election as directors and executive officers, their name, age (as of March 30, 2001), positions and offices held with the Company, principal occupation(s) during the past five years and the year they first became a director or executive officer:


                                              NOMINEES AND EXECUTIVE OFFICERS
                            (Term of nominees for director to expire at Annual Meeting in 2002)
------------------------------------------- -------------------------- ---------------------------------------------------
Name (Age)                                     Year First became a     Principal Occupation for the past five years
Position and Offices with the Company         Director or Executive
                                               Officer of Company*
------------------------------------------- -------------------------- ---------------------------------------------------
LeVaughn Amerson (61)                                 1996             President, an Owner, Akin and Porter Produce of
Director                                                               Plant City, Inc.
------------------------------------------- -------------------------- ---------------------------------------------------
Jerry L. Ball (48)                              Director in 1997       Elected President and CEO of the Bank in 1997,
President and CEO of Bank                     Executive Officer of     EVP and Cashier of bank prior to being elected
Executive VP of Company                          Company in 1995       president
------------------------------------------- -------------------------- ---------------------------------------------------
C. Dennis Carlton (48)                                1988             President, Owner, Mid-State Realty Co., Inc.
Director, Vice Chairman
------------------------------------------- -------------------------- ---------------------------------------------------
H. Leroy English (69)                                 1988             Chairman of the Board, Walden-Sparkman, Inc.
Director
------------------------------------------- -------------------------- ---------------------------------------------------
Gregory L. Henderson, M.D. (51)                       1988             Ophthalmologist, President, PRG d.b.a. Brandon
Director                                                               Cataract Center & Eye Clinic
------------------------------------------- -------------------------- ---------------------------------------------------
Douglas A. Holmberg (62)                              1989             President, Owner, Holmberg Citrus Nursery, Inc.,
Director                                                               Hillsborough Wholesale Nursery, Inc. & Pleasant
                                                                       View Wholesale Nursery, Inc.
------------------------------------------- -------------------------- ---------------------------------------------------
Charles E. Jennings, Jr. (65)                         1988             Insurance Executive, Owner, Jennings & Associates
Director                                                               Insurance, Inc.
------------------------------------------- -------------------------- ---------------------------------------------------
J.E. McLean, III (64)                                 1988             Citrus Grower, Owner, President, J.E. McLean &
President and CEO of Company, Chairman of                              Sons
the Board, Director
------------------------------------------- -------------------------- ---------------------------------------------------
Justo Noriega, Jr. (69)                               1988             Pharmacist, Owner, Bill's Prescription Center
Director
------------------------------------------- -------------------------- ---------------------------------------------------
Donald M. Weaver (58)                         Executive Officer of     EVP, Dir. Of Loans since May 1997, VP, Peoples
Executive Vice President / Dir. Of Loans          Bank in 1995         Bank of Lakeland prior to joining bank
of Bank, Treasurer/Secretary of Company
------------------------------------------- -------------------------- ---------------------------------------------------


* All of the directors have served as directors of the Company since its organization in May, 1995, except Mr. Amerson who was added as a director in 1996 and Mr. Ball who was added as a director in 1997. The date listed denotes the year in which such person became a director of Valrico State Bank, the wholly owned bank subsidiary of the Company, if prior to the Company's organization in 1995.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

                               SECURITY OWNERSHIP

The following table shows the share ownership of each of the Directors and Executive Officers as March 30, 2001

------------------------------------ ----------------------------------- ----------------------- -------------------
NAME                                              ADDRESS                 NO. OF SHARES OWNED    % OF COMMON STOCK
                                                                            IN COMPANY AS OF      AS OF 3/30/2001
                                                                               3/30/2001
------------------------------------ ----------------------------------- ----------------------- -------------------
LeVaughn Amerson                            2512 N. Young Road
                                            Plant City Fl 33566                 33,703(1)              10.91
------------------------------------ ----------------------------------- ----------------------- -------------------
Jerry L. Ball                               1803 Dana Court
                                            Brandon FL 33510                     8,000(8)               2.57
------------------------------------ ----------------------------------- ----------------------- -------------------
C. Dennis Carlton                           7414 Commerce St
                                            Riverview FL 33569                  30,878(2)              10.00
------------------------------------ ----------------------------------- ----------------------- -------------------
H. Leroy English                             P.O. Box 10
                                             Dover FL 33527                      8,825(1)               2.86
------------------------------------ ----------------------------------- ----------------------- -------------------
Gregory L. Henderson, M.D.                   2901 Brucken Road
                                             Valrico FL 33594                   15,203(3)               4.92
------------------------------------ ----------------------------------- ----------------------- -------------------
Douglas A. Holmberg                         1231 N. Valrico Road
                                            Valrico FL 33594                    34,010(4)              11.01
------------------------------------ ----------------------------------- ----------------------- -------------------
Charles E. Jennings, Jr.                    P.O. Box 688
                                            Brandon FL 33509                    12,469(5)               4.04
------------------------------------ ----------------------------------- ----------------------- -------------------
J.E. McLean III                             P.O. Box 500
                                            Valrico FL 33595                    13,959(6)               4.52
------------------------------------ ----------------------------------- ----------------------- -------------------
Justo Noriega, Jr.                          2205 Highway 60 East
                                            Valrico FL 33594                    12,229(7)               3.92
------------------------------------ ----------------------------------- ----------------------- -------------------
Donald M. Weaver                            2712 Sablewood Drive
                                            Valrico FL 33594                     6,300(9)               2.03
------------------------------------ ----------------------------------- ----------------------- -------------------
All Directors and Executive
Officers (10)                                                                  175,576                 49.02
------------------------------------ ----------------------------------- ----------------------- -------------------


Footnotes from preceding table:

(1) Includes 29,000 shares owned jointly with his spouse. Includes 4703 shares subject to options which are presently exercisable.

(2) Includes 26,025 shares which Mr. Carlton owns individually and 50 shares each owned in trust for Mr. Carlton's three children ( a total of 150 shares) of which Mr. Carlton is sole trustee. Includes 4703 shares subject to options which are presently exercisable.

(3) Includes 10,000 shares which Dr. Henderson owns as joint tenant with Kathy Henderson, his wife, and 125 shares each owned by a trust set up for Dr. Henderson's four (4) children (a total of 500 shares) of which Kathy Henderson is sole trustee and as to which Dr. Henderson disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

(4) Includes 29,207 shares which Mr. Holmberg owns individually. Also includes 100 shares which are owned by Mr. Holmberg's wife, as to which shares Mr. Holmberg disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

(5) Includes 5,000 shares held in a Valrico State Bank Self-Directed Ira for the sole benefit of Mr. Jennings; 2,466 shares of which Mr. Jennings owns individually and 200 shares which Mr. Jennings owns as joint tenant with his wife. Also, includes 100 shares which Mr. Jennings' wife owns as to which shares Mr. Jennings disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

(6) Includes 4,200 shares Mr. McLean owns as joint tenant with his wife and daughter and 1,170 shares owned by Mr. McLean in trust for his grandchildren for which Mr. McLean is sole trustee. Also includes 1,100 shares owned by Mr. McLean's daughter, son-in-law, and wife as to which shares Mr. McLean disclaims beneficial ownership. Includes 7,489 shares subject to options which are presently exercisable.

(7) Includes 7,226 shares which Mr. Noriega owns individually and 100 shares each owned joint with three of Mr. Noriega's children (a total of 300 shares). Includes 4703 shares subject to options which are presently exercisable.

(8) Includes 500 shares which Mr. Ball owns jointly with his spouse. Includes 7500 shares subject to options which are presently exercisable.

(9) Includes 100 shares which Mr. Weaver owns individually and 200 shares owned in joint with his spouse. Includes 6000 shares subject to options which are presently exercisable.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Boards of Directors of the Company and Bank are identical. During fiscal year ended December 31, 2000, the Board of Directors of the Company held a total of 14 regular and special meetings. Each director of the Company and Bank attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period.

         The following table describes the standing committees of the Board of Directors of the Company or the Bank and identifies the directors serving on each committee as of December 31, 2000.

--------------------------- --------------------------------------------- ---------------- ---------------------------
BOARD COMMITTEE                               FUNCTION                       NUMBER OF         DIRECTORS SERVING,
                                                                           MEETINGS HELD   CHAIRMAN DESIGNATED BY AN
                                                                              IN 2000               ASTERISK
--------------------------- --------------------------------------------- ---------------- ---------------------------
Executive                   Has all the powers of full board except as                     J.E. McLean III *
                            delegated to other committees.  Subjects                       C. Dennis Carlton
                            reviewed include: compensation, corporate                      Charles E. Jennings, Jr.
                            decisions, planning, nominating decisions.          12         Justo Noriega, Jr.
                                                                                           Jerry L. Ball
--------------------------- --------------------------------------------- ---------------- ---------------------------
Loan                        Monitor and control Bank's lending                             H. Leroy English *
                            function; approves new commercial and                          Douglas A. Holmberg
                            consumer loans from $500,000 up to                  12         C. Dennis Carlton
                            $1,000,000.                                                    J.E. McLean III
                                                                                           Jerry L. Ball
--------------------------- --------------------------------------------- ---------------- ---------------------------
Audit                       Oversees the yearly Audit of the Company                       Justo Noriega, Jr. *
                            and Bank; selects the auditors, reviews the                    Gregory L Henderson
                            internal control procedures and practices                      H. Leroy English
                            of the Bank.  All serving must be outside            2         LeVaughn Amerson
                            directors.                                                     Douglas Holmberg
--------------------------- --------------------------------------------- ---------------- ---------------------------
Marketing                   Reviews marketing and major marketing                          Douglas A. Holmberg *
                            expenditures.                                                  Gregory L. Henderson
                                                                                 0         Charles E. Jennings, Jr.
                                                                                           Justo Noriega, Jr.
                                                                                           LeVaughn Amerson
                                                                                           Jerry L. Ball
--------------------------- --------------------------------------------- ---------------- ---------------------------

The full Board of Directors acts as the nominating committee. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Board acting in its capacity as the Nominating Committee held one meeting during fiscal 2000.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Bank's Board of Directors also functions as the Audit Committee of the Company's Board of Directors. The Audit Committee is comprised of five directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee does not presently have a written charter. However, management expects the Board of Directors of the Company to adopt a written charter for the Audit Committee during 2001. The Committee recommends to the Board of Directors the selection of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Company and its subsidiaries is compatible with maintaining the independence of the independent accountants.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Justo Noriega, Jr., Chairman
Gregory L. Henderson
H. Leroy English
LeVaughn Amerson
Douglas Holmberg

         The Company's independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation and other services rendered to the Company and the Bank for the year 2000.

         Audit Fees                                          $19,250
                                                             -------
         Financial Information Systems Design and
         Implementation Fees                                 $     0
                                                             -------
         All Other Fees                                      $16,079
                                                             =======

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company and/or it Subsidiaries, to or on behalf of the Company's Chief Executive Officer for the fiscal year ended December 31, 2000, and to each other executive officer whose salary and bonus exceeded $100,000 in 2000.


------------------------------- --------- ------------------------------ ------------------------ -------------------
                                                                                LONG TERM
                                               ANNUAL COMPENSATION            COMPENSATION
                                          ------------------------------ ------------------------
                                              SALARY $
                                            INCLUDES ALL                  SECURITIES UNDERLYING       ALL OTHER
NAME AND POSITION                 YEAR     DIRECTOR FEES      BONUS $            OPTIONS            COMPENSATION (2)
------------------------------- --------- ----------------- ------------ ------------------------ -------------------
J.E. "Bob" McLean III(1)          2000         15,400            0                  0                        0
Chairman, President and CEO       1999         13,800            0                  0                        0
of Company                        1998          9,600            0                7,489                      0
------------------------------- --------- ----------------- ------------ ------------------------ -------------------
Jerry L. Ball                     2000        102,009         28,036                0                   10,751
President and CEO                 1999         95,975         23,475                0                    8,913
of Bank                           1998         90,700         19,894              7,500                  7,810
------------------------------- --------- ----------------- ------------ ------------------------ -------------------
Donald M. Weaver                  2000         85,362         21,027                0                   21,255
Executive Vice President of       1999         80,152         17,606                0                   18,971
Bank                              1998         75,260         14,921              6,000                    766
------------------------------- --------- ----------------- ------------ ------------------------ -------------------



(1) Mr. McLean has served as President and CEO of the Company since 1997. He receives no additional compensation for serving in that capacity other than director fees comparable to all other directors.

(2) The amounts shown in this column for the most recent fiscal year were derived from the following figures: (1) contributions of the Company to its 401(k) Plan: Mr. Ball, $1,499; and Mr. Weaver, $1,223; and (2) accruals under the Salary Plan Continuation Agreement: Mr. Ball, $9,252; and Mr. Weaver, $20,032.

         The following table sets forth certain information with respect to stock options exercised during 2000 and outstanding stock options held by the named Executive Officers as of December 31, 2000:


------------------------------ ------------ ----------- ---------------------------- ----------------------
                                                           NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                                            OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS
                                 SHARES                          YEAR-END             AT FISCAL YEAR-END
                                ACQUIRED      VALUE            EXERCISABLE/              EXERCISABLE/
           NAME                ON EXERCISE   REALIZED          UNEXERCISABLE             UNEXERCISABLE
------------------------------ ------------ ----------- ---------------------------- ----------------------
J.E. "Bob" McLean III              --          $-0-               7,489/0                  59,912/0
------------------------------ ------------ ----------- ---------------------------- ----------------------
Jerry L. Ball                      --          $-0-               7,500/0                  60,000/0
------------------------------ ------------ ----------- ---------------------------- ----------------------
Donald M. Weaver                   --          $-0-               6,000/0                  48,000/0
------------------------------ ------------ ----------- ---------------------------- ----------------------

                             DIRECTORS' COMPENSATION

         Directors are paid $250.00 for each Company/Bank Board meeting and $100.00 for each Board Committee meeting attended. The Company also paid each director a $5,000 bonus for 2000 based on the Company achieving a target return on assets level for 2000, in addition, the Chairman of the Board was paid an additional $5,000 for a total of $10,000.

                                STOCK OPTION PLAN

         The Board of Directors of the Company adopted the Valrico Bancorp, Inc. 1998 Stock Option Plan (the "Plan") effective December 15, 1998. A total of 65,000 shares of Common Stock of the Company have been reserved for issuance upon the exercise of options granted under the Plan, which is administered by the Board of Directors. Options covering 59,910 shares were granted in 1998 under the plan at an exercise price of $16.00 per share, the fair market value of the Company's Common Stock on the date of the grant of the options. Options granted to directors under the Plan replaced earlier granted options, which were surrendered, all of which had an exercise price of less than $16.00 per share. All options granted under the Plan in 1998 are immediately exercisable and may be exercised for a period of ten (10) years from the date of grant.

                        OFFICER SALARY CONTINUATION PLAN

         The Officer Salary Continuation Plan was adopted on July 1, 1993. The Plan currently covers officers of the bank with extended service, Jerry L. Ball, President and CEO, Glenn Chasteen, Senior Vice President and Consumer Lending Officer, Donald M. Weaver, Executive Vice President, Director of Lending, and Beth Bravis, AVP, Executive Assistant. The Plan currently accrues $2,710.25 per month, paid for from the earnings on life insurance policies held on the officers. The amounts of the accruals have been actuarially determined. The vested award is paid upon termination of employment or retirement over 15 years.

                              EMPLOYEE BENEFIT PLAN

         The Company has a defined contribution plan called the Valrico Bancorp, Inc. Employee Stock Ownership Plan with 401K provisions for employees of the Company and its subsidiaries meeting certain length of employment requirements including executive officers, which was adopted on January 1, 1997. The Plan is an ESOP and 401K combination with the vested benefits varying by the amount of contribution on the part of the employee. The Company matches the employee contributions at $.25 per $1.00 of employee contributions with the employer matching contributions restricted to investment in the stock of the Company. The plan is administered in accordance with the Valrico Bancorp, Inc. Employee Stock Ownership Trust.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by such regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of
Section 16(a) reports furnished to the Company and representations that no other reports were required, the Company believes that during 2000 all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with.

                              CERTAIN TRANSACTIONS

         There are no existing or proposed material transactions between the Company and Bank and any of the Company's or Bank's officers, directors, or the immediate family or associates of any of the forgoing persons, except as indicated below.

         Some of the directors of the Company and Bank, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability or present other unfavorable features.

         The Bank expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

         The Bank is party to a lease for its branch facility located at 102 West Robertson Street, Brandon Florida 33511. The lease is dated April 1, 1994 and is with Mr. Justo Noriega, Jr., who currently serves as a Director of the Company and Bank. The lease term expired on March 31, 1997 and again on March 31, 2000. The Bank has exercised its option to renew the lease for another three years. The annual rental amount agreed upon remained the same at $42,000. The Bank has the option to renew the lease for three additional three-year terms at rental to be negotiated at the time of such renewal. The Bank believes that the rent paid on the property and other terms and conditions of such lease are comparable to that for like kind properties of similar quality in the area.

                                   PROPOSAL II

                   RATIFICATION FOR THE SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Rex Meighen & Company, independent public accountants, to serve as auditors for the current fiscal year, subject to ratification of shareholders.

         Rex Meighen & Company is a regional certified public accounting firm. During fiscal year 2000, Rex Meighen & Company provided outside audit and additional accounting services. Prior to the performance of any services for the Company, such services were approved by the Board of Directors. In the opinion of management, the non-audit services performed by Rex Meighen & Company in fiscal 2000 had no effect on the independence of audit services provided.

         Representatives of Rex Meighen & Company will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         Action by the shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Board of Directors in order to give the shareholders the final choice in the designation of auditors. If the proposal to approve Rex Meighen & Company as the Company's independent auditors is rejected by shareholders, then the Board of Directors will reconsider its choice of independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF REX MEIGHEN & COMPANY AS AUDITORS.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the company to be held in 2002, the proposal must be received by the Chief Executive Officer of the Company at the principal executive offices of the Company, 1815 East State Road 60, Valrico, Florida 33594, prior to the close of business on DECEMBER 3, 2001. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the Board of Directors without the proposal having been discussed in the proxy statement for the 2002 annual meeting, unless notice of the proposal is received by the Company not later than FEBRUARY 16, 2002.

         The Company Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not less than 14 days in advance of the meeting, provided that if less than 21 days notice of the meeting is given, you must notify the Company not later than the close of business on the seventh day following the date the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Bylaws. Any shareholder who wishes to take such action should obtain a copy of these Bylaws and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

                                  OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for consideration at the meeting or any adjournments thereof. If any other matters should properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgement, pursuant to the discretionary authority granted therein. PURSUANT TO THE SECURITIES AND EXCHANGE ACT OF 1934 ( THE "EXCHANGE ACT") THE COMPANY FILES ANNUAL AND QUARTERLY REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE COMPANY'S FORM 10K ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE EXCHANGE ACT WHICH INCLUDES FINANCIAL STATEMENTS AND SCHEDULES, BY REFERENCE, IS FILED WITH THE SEC. A COPY OF THE COMPANY'S 2000 REPORT IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST TO THE SECRETARY, VALRICO BANCORP, INC., 1815 EAST STATE ROAD 60, VALRICO, FLORIDA 33594 (813-689-1231).

                                       By order of the Board of Directors




                                       J.E. "Bob" McLean, III
                                       Chairman of Valrico Bancorp, Inc

April 6, 2001

                           PROXY FOR ANNUAL MEETING OF
                              VALRICO BANCORP, INC.

                                 APRIL 26, 2001

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF VALRICO BANCORP, INC., VALRICO, FLORIDA ON APRIL 26, 2001 OR ANY ADJOURNMENTS THEREOF. This proxy may be revoked prior to its exercise by either written notice, or personally at the meeting, or by subsequently dated proxy.

The undersigned shareholder appoints J.E. McLean, III and/or Jerry L. Ball, or either one of them attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all the common stock of said company that the undersigned would be entitled to vote, according to the books on March 30, 2001, at the above Annual Meeting and any adjournments thereof.

IF NOT OTHERWISE SPECIFIED HEREIN, THE BOARD RECOMMENDS AND SHARES WILL BE VOTED FOR THE PROPOSITIONS LISTED BELOW. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

         1. To elect the following nine (9) Directors whose terms will expire in 2002.

                      [ ]  Vote for ALL Nominees

                      [ ]  WITHHOLD Vote for ALL Nominees

                      [ ]  Vote for All Nominees EXCEPT THOSE INDICATED BELOW:

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL DIRECTOR(S), STRIKE A LINE THROUGH THE DIRECTORS' NAME(S) LISTED BELOW:

                  LEVAUGHN AMERSON                   JERRY L. BALL
                  C. DENNIS CARLTON                  H. LEROY ENGLISH
                  GREGORY HENDERSON, M.D.            DOUGLAS A. HOLMBERG
                  CHARLES E. JENNINGS, JR.           J.E. MCLEAN, III
                  JUSTO NORIEGA

         2. To Ratify the appointment of Rex Meighen & Company as the Company's independent auditors :

                      [ ]  For        [ ]   Against     [ ]   Abstain





         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                    PAGE TWO
                    CONTINUATION OF PROXY FOR ANNUAL MEETING
                            OF VALRICO BANCORP, INC.
                                 APRIL 26, 2001


--------------------------------------------------------------------------------



                                Place Label Here



--------------------------------------------------------------------------------



Please mark, date and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such and present evidence of appointment (unless previously furnished to the company). Shares held jointly must be signed by all joint tenants.

--------------------------------------------------------------------------------

DATE OF PROXY                       # OF SHARES
             -----------------------           ---------------------------------

SIGNED
      --------------------------------------------------------------------------
                  Title, if applicable

SIGNED
      --------------------------------------------------------------------------
                  Title, if applicable

SIGNED
      --------------------------------------------------------------------------
                  Title, if applicable

SIGNED
      --------------------------------------------------------------------------
                  Title, if applicable


--------------------------------------------------------------------------------

     [ ] CHECK HERE IF YOU WILL BE ATTENDING THE ANNUAL MEETING